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                                               Rule 14a-6(e)(2))
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     [ ] Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12




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

                            PONDER INDUSTRIES, INC.
                         5005 Riverway Drive, Suite 550
                              Houston, Texas 77056
                           Telephone: (713) 965-0653


                                January 29, 1998


Dear Stockholder:

         On behalf of the Board of Directors, I cordially invite you to attend the 1998 Annual Meeting of the Stockholders of Ponder Industries, Inc. The Annual Meeting will be held Tuesday, March 10, 1998, at 10:00 a.m. C.S.T. at the Holiday Inn Crowne Plaza Hotel, 2222 West Loop South, Houston, Texas 77027. The formal Notice of Annual Meeting is set forth in the enclosed material.

         The matters expected to be acted upon at the meeting are described in the attached Proxy Statement. During the meeting, stockholders will have the opportunity to ask questions and comment on Ponder Industries, Inc.'s operations.

         It is important that your views be represented whether or not you are able to be present at the Annual Meeting. Please sign and return the enclosed proxy card promptly.

         We appreciate your investment in Ponder Industries, Inc. and urge you to return your proxy card as soon as possible.

                                        Sincerely,



                                        Eugene L. Butler
                                        President, Chief Executive Officer and
                                        Chairman of the Board

                            PONDER INDUSTRIES, INC.
                         5005 Riverway Drive, Suite 550
                              Houston, Texas 77056


                    Notice Of Annual Meeting Of Stockholders
                           To Be Held March 10, 1998


To the Stockholders of Ponder Industries, Inc.:


         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Ponder Industries, Inc., a Delaware corporation (the "Company"), will be held at the Holiday Inn Crowne Plaza Hotel, 2222 West Loop South, Houston, Texas 77027, on March 10, 1998, at 10:00 a.m. C.S.T., for the following purposes:


                 (1) to elect eight directors to serve until the next annual meeting and until their respective successors shall be duly elected and qualified;

                 (2) to consider and act upon a proposal to amend the Certificate of Incorporation of the Company that would increase the number of authorized shares of the Company's Common Stock from 50,000,000 shares to 150,000,000 shares;

                 (3) to consider and act upon a proposal to amend the Certificate of Incorporation of the Company to authorize 10,000,000 shares of Preferred Stock;

                 (4) to consider and act upon a proposal to amend the Certificate of Incorporation of the Company to provide for the limitation of liability of the directors of the Company to the fullest extent permitted by the Delaware General Corporation Law;

                 (5) to ratify the appointment of Arthur Andersen LLP as independent public accountants for the Company for the fiscal year ending August 31, 1998; and

                 (6) to transact such other business as may properly come before the Annual Meeting or any adjournment or adjournments thereof.


         The Board of Directors has fixed the close of business on January 21, 1998, as the record date for the determination of stockholders entitled to receive notice of and to vote at the Annual Meeting. A list of all stockholders entitled to vote at the meeting will be maintained at the principle offices of the Company, 5005 Riverway Drive, Suite 550, Houston, Texas, and will be available during ordinary business hours for a period of ten days prior to the meeting. The list will be open to the examination by any stockholder for any purpose germane to the meeting. The list will also be produced at the meeting and will be open for the whole time thereof.


         So that we may be sure your shares will be voted at the Annual Meeting, please date, sign and return the enclosed proxy promptly. For your convenience, a postpaid return envelope is enclosed for your use in returning your proxy. If you attend the meeting, you may revoke your proxy and vote in person.

                                       By Order of the Board of Directors,


                                       Eugene L. Butler
                                       President and Chief Executive Officer

Houston, Texas
January 29, 1998

                            --------------------

         YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING IN PERSON.
EVEN IF YOU PLAN TO BE PRESENT, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY AT YOUR EARLIEST CONVENIENCE IN THE ENVELOPE PROVIDED,

WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. IF YOU ATTEND THE MEETING, YOU MAY VOTE EITHER IN PERSON OR BY YOUR PROXY.

                            PONDER INDUSTRIES, INC.

                         5005 Riverway Drive, Suite 550
                              Houston, Texas 77056

                             ----------------------
                                PROXY STATEMENT
                             ----------------------

                 SOLICITATION OF PROXY, REVOCABILITY AND VOTING

         The enclosed proxy is solicited on behalf of the Board of Directors (the "Board") of Ponder Industries, Inc., a Delaware corporation (the "Company"), for use at the 1998 Annual Meeting of Stockholders (the "Annual Meeting") of the Company to be held on March 10, 1998, and at any adjournment or postponement thereof.

         The securities of the Company entitled to vote at the Annual Meeting consist of shares of common stock, $0.01 par value ("Common Stock"). At the close of business on January 21, 1998 (the "Record Date"), there were outstanding and entitled to vote __________ shares of Common Stock. The holders of record of Common Stock on the Record Date will be entitled to one vote per share. The Company's Certificate of Incorporation does not permit cumulative voting in the election of directors.

         The Annual Report to Stockholders for the year ended August 31, 1997, has been or is being furnished with this Proxy Statement, which is being mailed on or about January 29, 1998, to the holders of record of Common Stock on the Record Date. The Annual Report to Stockholders does not constitute a part of the proxy materials.

VOTING AND PROXY PROCEDURES

         Properly executed proxies received in time for the Annual Meeting will be voted. Stockholders are urged to specify their choices on the proxy, but if no choice is specified, eligible shares will be voted for Proposal No. 2, Proposal No. 3, Proposal No. 4, Proposal No. 5, and the election of the eight nominees for director named herein. At the date of this Proxy Statement, management of the Company knows of no other matters which are likely to be brought before the Annual Meeting. However, if any other matters should properly come before the Annual Meeting, the persons named in the enclosed proxy will have discretionary authority to vote such proxy in accordance with their best judgment on such matters.

         If the enclosed form of proxy is executed and returned, it may nevertheless be revoked by a later-dated proxy or by written notice filed with the Secretary at the Company's executive offices at any time before the enclosed proxy is exercised. Stockholders attending the Annual Meeting may revoke their proxies and vote in person. The Company's executive offices are located at 5005 Riverway Drive, Suite 550, Houston, Texas 77056.

         The holders of a majority of the total shares of Common Stock issued and outstanding at the close of business on the Record Date, whether present in person or represented by proxy, will constitute a quorum for the transaction of business at the Annual Meeting. The affirmative vote of a plurality of the total shares of Common Stock present in person or represented by proxy and entitled to vote at the Annual Meeting is required for the election of directors, the affirmative vote of a majority of the total shares of Common Stock outstanding and entitled to vote at the Annual Meeting is required for the approval of each of Proposal No. 2, Proposal No. 3 and Proposal No. 4, and the affirmative vote of a majority of the total shares of Common Stock present in person or represented by proxy and entitled to vote at the Annual Meeting is required for approval of each of the other proposals described in this Proxy Statement.

         Abstentions are counted toward the calculation of a quorum but are not treated as either a vote for or against a proposal. An abstention has the same effect as a vote against the proposal. Any unvoted position in a brokerage account will be considered as not voted and will not be counted toward fulfillment of quorum requirements.

         The cost of solicitation of proxies will be paid by the Company. In addition to solicitation by mail, proxies may be solicited by the directors, officers and employees of the Company, without additional compensation, by personal interview, telephone, telegram or otherwise. Arrangements will also be made with brokerage firms and other custodians, nominees and fiduciaries who hold the voting securities of record for the forwarding of solicitation materials to the beneficial owners thereof. The Company will reimburse such brokers, custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred by them in connection therewith. The Company has hired Corporate Investor Communications, Inc. to assist in obtaining proxies.


         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth information concerning any person who was the beneficial owner of five percent or more of the Company's outstanding Common Stock as of December 15, 1997. The table also shows information concerning beneficial ownership by all directors and nominees, by each of the executive officers named in the Summary Compensation Table and by all directors and executive officers as a group. For purposes of this Proxy Statement, beneficial ownership is defined in accordance with the rules of the Securities and Exchange Commission (the "Commission"), to mean generally the power to vote or dispose of shares, regardless of any economic interest therein. Unless otherwise indicated, each person has the sole dispositive and voting power (or shares such powers with his or her spouse) with respect to the shares set forth in the following table.


                                                                   AMOUNT AND NATURE OF          PERCENT
                                                                   BENEFICIAL OWNERSHIP         OF CLASS(#)
                                                                   --------------------         ---------
 White Owl Capital Partners (1)  . . . . . . . . . . . . . .            13,280,000                31.65%
 20 Pine Brook Road
 Bedford, New York 10506

 Chen Capital Partners, L.P.(2)  . . . . . . . . . . . . . .             2,559,500                 8.92%
 237 Park Avenue
 Ninth Floor
 New York, New York  10017

 Steven A. Webster(1)  . . . . . . . . . . . . . . . . . . .            13,530,000                32.24%

 William R. Ziegler (1)  . . . . . . . . . . . . . . . . . .            13,280,000                31.65%

 Eugene L. Butler(3) . . . . . . . . . . . . . . . . . . . .               641,500                 2.19%

 Frank J. Wall(4)  . . . . . . . . . . . . . . . . . . . . .                76,574                  *

 Rittie W. Milliman, Sr.(5)  . . . . . . . . . . . . . . . .                16,500                  *

 Joe R. Nemec(6) . . . . . . . . . . . . . . . . . . . . . .               156,043                  *

 John Roane(6) . . . . . . . . . . . . . . . . . . . . . . .                55,767                  *

 John M. Le Seelleur(7)(8) . . . . . . . . . . . . . . . . .                88,833                  *

 All directors and executive officers as a group (11
 persons)(1)(7)(9)   . . . . . . . . . . . . . . . . . . . .            14,741,508                34.44%
                                                                        ==========                =====


==================

(#) Based on 28,681,620 shares of Common Stock outstanding as of December 15,
    1997.

(*) Represents less than one percent

(1) White Owl Capital Partners ("White Owl") is a general partnership of Mr. Webster and Mr. Ziegler. Includes 7,200,000 shares of Common Stock held by White Owl Investors, LLC, of which White Owl is the managing member, 3,040,000 shares of Common Stock issuable upon conversion of certain convertible promissory notes held by White Owl and 3,040,000 shares of Common Stock issuable upon exercise of warrants held by White Owl.


(2) Represents shares held by Chen Capital Partners, L.P., Chen Capital Overseas Ltd., and Common Sense Partners. Herbert Chen is a general partner of Chen Capital Partners, L.P. and the President of Chen Capital Management, LLC. Chen Capital Management, LLC is the investment manager of Chen Capital Overseas, Ltd. and Common Sense Partners. Henry Scholder exercises investment discretion with respect to Chen Capital Partners, L.P., Chen Capital Overseas, Ltd. and Common Sense Partners.



(3) Includes 611,000 shares of Common Stock issuable upon exercise of options held by Mr. Butler.



(4) Includes 72,000 shares of Common Stock issuable upon exercise of options held by Mr. Wall and 2,216 shares of Common Stock held in Mr. Wall's 401(k) Plan.



(5) Includes 16,500 shares of Common Stock issuable upon exercise of options granted pursuant to the Company's 1994 Directors' Stock Option Plan.



(6) Includes 22,000 shares of Common Stock issuable upon exercise of options granted pursuant to the Company's 1994 Directors' Stock Option Plan.



(7) Does not include 1,200,000 shares of the Company's Common Stock held by Panther Oil Tools, Ltd., a Jersey, Channel Islands corporation ("Panther"). Mr. Le Seelleur is the owner of 70% of the outstanding capital stock of Panther, and may be deemed to be the beneficial owner of such Shares.



(8) Includes 5,500 shares of Common Stock issuable upon exercise of options granted pursuant to the Company's 1994 Directors' Stock Option Plan.



(9) Includes 836,000 shares of Common Stock issuable upon the exercise of options, 3,040,000 shares of Common Stock issuable upon the conversion of convertible promissory notes and 3,040,000 shares of Common Stock issuable upon the exercise of warrants.

                   MATTERS TO COME BEFORE THE ANNUAL MEETING


PROPOSAL NO. 1: ELECTION OF DIRECTORS.


         At the Annual Meeting of Stockholders, eight directors are to be elected, each to hold office until the next annual meeting of stockholders and until his successor is elected and qualified.

         It is the intention of the persons named in the accompanying proxy that proxies will be voted for the election of the eight nominees named in the following table unless otherwise indicated thereon. Each of the nominees is now a Director of the Company and is standing for reelection. The Board has no reason to believe that any of the nominees will be unable to serve if elected to office and, to the knowledge of the Board, the nominees intend to serve the entire term for which election is sought. Should any nominee for the office of director named herein become unable or unwilling to accept nomination or election, the persons named in the proxy will vote for such other person as the Board may recommend.

BOARD OF DIRECTOR NOMINEES

                                                                               Year First
Name                                                        Age              Became Director
----                                                        ---              ---------------
Eugene L. Butler  . . . . . . . . . . . . . . . .            56                    1996
Rittie W. Milliman, Sr. . . . . . . . . . . . . .            44                    1994
Frank J. Wall . . . . . . . . . . . . . . . . . .            42                    1990
John M. Le Seelleur   . . . . . . . . . . . . . .            47                    1996
John Roane  . . . . . . . . . . . . . . . . . . .            68                    1985
Joe R. Nemec  . . . . . . . . . . . . . . . . . .            54                    1986
Steven A. Webster . . . . . . . . . . . . . . . .            46                    1998
William R. Ziegler  . . . . . . . . . . . . . . .            55                    1998

         The business of the Company is managed by or under the direction of the Board and its committees. The Board establishes corporate policies, approves major business decisions and monitors the performance of the Company's management. The day-to-day management functions and operating activities of the Company are performed by the Company's full-time officers and executive employees.

COMMITTEES OF THE BOARD OF DIRECTORS

         During fiscal 1997, the Audit Committee of the Board was composed of two independent directors, Joe R. Nemec and John Le Seelleur. The Audit Committee recommends the selection of and confers with the Company's independent accountants regarding the scope and adequacy of annual audits, reviews reports from the independent accountants and meets with the independent accountants and with the Company's financial personnel to review the adequacy of the Company's accounting principles, financial controls and policies. The entire Board currently performs the nominating committee functions. When performing nominating committee functions, the Board's duties include developing a policy on the size and composition of the Board and criteria relating to candidate selection, and identifying candidates for Board membership. From September 1996 to October 1996, the entire Board performed the functions of the Compensation Committee. From October 1996 to April 1997, the Compensation Committee was composed of three independent directors, John Roane, Rittie W. Milliman, Sr. and Bill Van Meter. Since April 1997 the Compensation Committee has been composed of two independent directors,

John Roane and Rittie W. Milliman, Sr. Generally, the Compensation Committee reviews the Company's compensation philosophy and programs, exercises authority with respect to the payment of direct salaries and incentive compensation to officers of the Company and administers the Company's stock option plans.

COMPENSATION OF DIRECTORS


         For the meeting of the Board of Directors held October 22, 1996, each director who attended received $200 compensation. During the remainder of fiscal 1997, non-employee directors received $500 compensation per meeting attended. In addition, directors are entitled to receive options to acquire 5,500 shares of the Company's Common Stock as of each annual stockholders' meeting date pursuant to the Company's 1994 Directors' Stock Option Plan. The Company's 1994 Directors' Stock Option Plan will expire as of the Annual Meeting. The Company also reimburses its directors for expenses incurred in attending each Board meeting.


ATTENDANCE AT MEETINGS

         In fiscal 1997, the Board met seven (7) times and took action on two
(2) occasions by unanimous written consent, the Audit Committee met one (1) time, and the Compensation Committee met one (1) time. All directors attended 75 percent or more of the aggregate number of meetings of the Board and of the respective committees of which they are members.

         The eight nominees receiving the highest number of affirmative votes of the shares present in person or represented by proxy and entitled to vote shall be elected as directors. All shares to be voted by proxy will be voted, or not voted, as specified on each proxy.

               THE BOARD UNANIMOUSLY RECOMMENDS THE STOCKHOLDERS
                VOTE FOR THE ELECTION OF THE NOMINEES PROPOSED.


PROPOSAL NO. 2: PROPOSAL TO AMEND THE COMPANY'S CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF THE COMPANY'S COMMON STOCK FROM 50,000,000 SHARES TO 150,000,000 SHARES.



         On November 24, 1997, the Board unanimously adopted a resolution declaring it advisable to amend the Company's Certificate of Incorporation to increase the number of shares of Common Stock that the Company has the authority to issue to 150,000,000 shares (the "Common Stock Amendment"). The Board of Directors further directed that the Common Stock Amendment be submitted for consideration by stockholders at the Company's Annual Meeting. In the event the Common Stock Amendment is approved by stockholders, the Company will thereafter amend the Certificate of Incorporation (sometimes referred to hereinafter as the "Certificate") with the Delaware State Secretary of State with a filing reflecting such Common Stock Amendment, which will become effective at the close of business on the date the Certificate is accepted for filing by the Secretary of State. The text of Article Fourth of the Certificate, as proposed to be amended, is set forth in Appendix A, on page 18 of this Proxy Statement.


         In the event stockholders approve the Common Stock Amendment, the Company will be authorized to amend Article Fourth of the Company's Certificate to increase the number of shares of Common Stock which the Company is authorized to issue from 50,000,000 to 150,000,000.


         As of January 15, 1998, there were _________ shares of Common Stock issued and outstanding. Of the ___________ authorized but unissued shares, a total of __________ shares were reserved for issuance under Company option and other benefit plans for employees and directors, pursuant to warrants granted by the Company to purchase shares of Common Stock or pursuant to certain notes made by the Company and convertible into shares of Common Stock. The remaining _______ shares unreserved. Holders of Common Stock do not have preemptive rights to subscribe to additional securities that may be issued by the Company, which means that current stockholders do not have a prior right to purchase any new issue of Common
Stock of the Company in order to maintain their proportionate ownership interest.

         The Board also believes that it is in the Company's best interests to increase the number of authorized but unissued shares of Common Stock in order to have additional shares available for issuance to meet the Company's future business needs as they arise. The Company's management has no present arrangements, agreements, understandings or plans for the issuance or use of the additional shares proposed to be authorized by the Amendment. The Board believes the availability of such additional shares will provide the Company with the flexibility to issue Common Stock for a variety of other proper corporate purposes as the Board may deem advisable without further action by the Company's stockholders, except as may be required by law, regulation or the rules of any national securities exchange or quotation system on which the shares of the Company's Common Stock are then listed. These purposes could include, among other things, the sale of stock to obtain additional capital funds, the purchase of property, the acquisition or merger into the Company of other companies, the use of additional shares for various equity compensation and other employee benefit plans, the declaration of stock dividends or distributions, and other bona fide corporate purposes. Were these situations to arise, the issuance of additional shares of Common Stock could have a dilutive effect on earnings per share, and, for a person who does not purchase additional shares to maintain his or her pro rata interest, on a stockholder's percentage voting power in the Company.

         Although an increase in the authorized shares of Common Stock could, under certain circumstances, also be construed as having an anti-takeover effect (for example, by diluting the stock ownership of a person seeking to effect a change in the composition of the Board of Directors or contemplating a tender offer or other transaction for the combination of the Company with another company), the current proposal to amend the Certificate to increase the number of authorized shares of Common Stock is not in response to any effort to accumulate the Company's stock or to obtain control of the Company by means of a merger, tender offer, solicitation in opposition to management or otherwise. In addition, the proposal is not part of any plan by management to recommend a series of similar amendments to the Board of Directors and the stockholders.

         Under the Delaware General Corporation Law, the affirmative vote of the holders of a majority of the shares of Common Stock outstanding and entitled to vote at the Annual Meeting is required to adopt this Proposal No.
2. With respect to the proposal to amend the Company's Certificate of Incorporation to increase the number of authorized shares of the Company's Common Stock from 50,000,000 to 150,000,000 shares, all such shares will be voted FOR or AGAINST, or not voted, as specified on each proxy. If no choice is indicated, a proxy will be voted FOR the proposal to amend the Company's Certificate of Incorporation to increase the number of authorized shares of the Company's Common Stock from 50,000,000 to 150,000,000 shares.

               THE BOARD UNANIMOUSLY RECOMMENDS THE STOCKHOLDERS
                    VOTE FOR THE ADOPTION OF THIS PROPOSAL.


PROPOSAL NO. 3: PROPOSAL TO AMEND THE COMPANY'S CERTIFICATE OF INCORPORATION TO AUTHORIZE 10,000,000 SHARES OF PREFERRED STOCK.



         The Company's Certificate of Incorporation does not currently authorize the issuance by the Company of any shares of preferred stock. On November 24, 1997, the Board unanimously adopted a resolution declaring it advisable to amend the Certificate to create and authorize 10,000,000 shares of preferred stock, $.01 par value ("Preferred Stock"), of the Company (the "Preferred Stock Amendment"). The Board of Directors further directed that the Preferred Stock Amendment be submitted for consideration by stockholders at the Company's Annual Meeting. In the event the Preferred Stock Amendment is approved by stockholders, the Company will thereafter amend the Certificate of Incorporation (the "Certificate") with the Delaware State Secretary of State with a filing reflecting such Preferred Stock Amendment, which will become effective at the close of business on the date the Certificate is accepted for filing by the Secretary of State. The text of the proposed Article Fourth is set forth in Appendix A, on page 18 of this Proxy Statement.

         The proposed creation and authorization of Preferred Stock has been recommended by the Board to assure that an adequate supply of authorized and unissued shares of Preferred Stock is available for general corporate needs. The availability of shares of Preferred Stock for issue, without the delay and expense of obtaining the approval of stockholders at a special meeting, will afford the Company greater flexibility in taking corporate action.

         If approved by the stockholders, the Preferred Stock will be available for issue from time to time for such purposes and consideration as the Board may authorize, without the necessity of further action or authorization by the Company's stockholders, except as provided under the Delaware General Corporation Law or the rules of any national securities exchange or quotation system on which the shares of the Company are at the time listed or quoted, in one or more series or classes. Such purposes might include, without limitation, issuance as part or all of the consideration required to be paid by the Company in the acquisition of other businesses or properties, or issuance in public or private sales as a means of obtaining additional capital for use in the Company's business and operations. The Board may fix by resolution the designations, relative rights, preferences and limitations of each such series or class. Each series or class of Preferred Stock could, as determined by the Board at the time of issuance, rank, with respect to dividends, sinking fund provisions and conversion, voting, redemption and liquidation rights, senior to the Common Stock. There are no transactions presently under review or contemplated by the Board which would require the issuance of Preferred Stock by the Company.

         It is not possible to state the precise effects of the authorization of shares of Preferred Stock upon the rights of the holders of the Company's Common Stock until the Board determines the respective preferences, limitations and relative rights of the holders of each class or series of the Preferred Stock. However, such effects might include: (a) reduction of the amount otherwise available for payment of dividends on the Common Stock; (b) restrictions on dividends on the Common Stock; (c) dilution of the voting power of the Common Stock to the extent that the Preferred Stock had voting rights;
(d) conversion of the Preferred Stock into Common Stock at such prices as the Board determines, which could include issuance at below the fair market value or original issue price of Common Stock; and (e) the holders of Common Stock not being entitled to share in the Company's assets upon liquidation until satisfaction of any liquidation preference granted to holders of the Preferred Stock.

         Although the Board would authorize the issuance of Preferred Stock based on its judgment as to the best interests of the Company and its stockholders, the issuance of authorized Preferred Stock could have the effect of diluting the voting power per share and could have the effect of diluting the book value per share of the outstanding Common Stock. In addition, the issuance of shares of Preferred Stock could, in certain instances, render more difficult or discourage a merger, tender offer or proxy contest and thus potentially have an "anti-takeover" effect, especially if Preferred Stock were issued in response to a potential takeover. In addition, additional issuances of authorized Preferred Stock can be implemented, and have been implemented by some companies in recent years, with voting or conversion privileges intended to make acquisition of the Company more difficult or more costly. Such an issuance could deter the types of transactions that may be proposed or could discourage or limit the stockholders' participation in certain types of transactions that might be proposed (such as a tender offer), whether or not such transactions were favored by the majority of the stockholders, and could enhance the ability of officers and directors to retain their positions.

         Under the Delaware General Corporation Law, the affirmative vote of holders of a majority of the shares of Common Stock outstanding and entitled to vote at the Annual Meeting is required to adopt the proposed amendment to the Company's Certificate of Incorporation to authorize 10,000,000 shares of Preferred Stock of the Company. If the amendment is not approved by the stockholders, the Company will have no Preferred Stock authorized. With respect to the proposal to amend the Company's Certificate of Incorporation to authorize 10,000,000 shares of Preferred Stock, all such shares will be voted FOR or AGAINST, or not voted, as specified on each proxy. If no choice is indicated, a proxy will be voted FOR the proposal to amend the Company's Certificate of Incorporation to authorize 10,000,000 shares of Preferred Stock.

               THE BOARD UNANIMOUSLY RECOMMENDS THE STOCKHOLDERS
                    VOTE FOR THE ADOPTION OF THIS PROPOSAL.


PROPOSAL NO. 4: PROPOSAL TO AMEND THE COMPANY'S CERTIFICATE OF INCORPORATION TO ALLOW FOR LIMITATION OF LIABILITY OF THE COMPANY'S DIRECTORS.


         On November 24, 1997, the Board adopted a resolution declaring it advisable to amend the Certificate to add an Article Sixth which would, if approved by the stockholders, limit the personal liability of its directors to the Company or its stockholders for monetary damages for breach of their fiduciary duty to the fullest extent permitted by the Delaware General Corporation Law.

         The text of the proposed added Article Sixth to the Company's Certificate of Incorporation is set forth in Appendix A, on page 18 of this Proxy Statement.

         As permitted by the Delaware General Corporation Law and if approved by the Company's stockholders, the Certificate would include a provision that eliminates the personal liability of its directors to the Company or its stockholders for monetary damages for breach of their fiduciary duty to the maximum extent permitted by the Delaware General Corporation Law. The Delaware General Corporation Law does not permit liability to be eliminated (i) for any breach of a director's duty of loyalty to the Company or its stockholders,
(ii) for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, (iii) for unlawful payments of dividends or unlawful stock repurchases or redemptions, as provided in Section 174 of the Delaware General Corporation Law or (iv) for any transaction from which the director derived an improper personal benefit. In addition, as permitted in Section 145 of the Delaware General Corporation Law, the Certificate would provide that the Company shall indemnify its directors and executive officers to the fullest extent permitted by the Delaware General Corporation Law, including those circumstances in which indemnification would otherwise be discretionary, subject to certain exceptions. The Certificate of Incorporation would also provide that the Company may advance expenses to directors and executive officers incurred in connection with an action or proceeding as to which they may be entitled to indemnification, subject to certain exceptions.

         Under the Delaware General Corporation Law, the affirmative vote of a majority of the shares of Common Stock outstanding and entitled to vote at the Annual Meeting is required to approve this Proposal No. 4. With respect to the proposal to amend the Company's Certificate of Incorporation to provide for limitation of liability of the Company's directors, all such shares will be voted FOR or AGAINST, or not voted, as specified on each proxy. If no choice is indicated, a proxy will be voted FOR the proposal to amend the Company's Certificate of Incorporation to provide for the limitation of liability of the Company's directors.

               THE BOARD UNANIMOUSLY RECOMMENDS THE STOCKHOLDERS
                    VOTE FOR THE ADOPTION OF THIS PROPOSAL.


                   CHANGES IN INDEPENDENT PUBLIC ACCOUNTANTS

         The firm of Hairston, Kemp, Sanders & Stich, P.C., certified public accountants ("Hairston") served as the independent auditors of the Company until January 8, 1996, at which time the Company replaced the firm now known as Kemp & Stich, P.C. with William B. Sanders, C.P.A. ("Sanders") as the principle accountant of the Company (See Form 8-K dated January 8, 1996). On April 10, 1996, Sanders was replaced by Arthur Andersen LLP ("Andersen"). The decision to change accountants was recommended by the Board.

         In connection with the audits of the fiscal year ended August 31, 1995, and the subsequent interim period through April 10, 1996, there were no disagreements with Hairston or Sanders on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement.

         On April 10, 1996, Arthur Andersen LLP was engaged to audit the financial statements of the Company for its fiscal year ended August 31, 1996. The Company has authorized Sanders to respond fully to inquiries of Arthur Andersen LLP. The Company did not contact Arthur Andersen LLP during the Company's two most recent fiscal years, or any subsequent interim period, regarding (1) any disagreement with Sanders or Hairston or (2) the application of accounting principles to a specified transaction or the type of audit opinion that might be rendered on the Company's financial statements. Prior to its agreement, Arthur Andersen LLP was neither asked for, nor has it expressed any opinion on any accounting issues concerning the Company.

         Other than a qualification of opinion as to the Company's ability to continue as a going concern due to recurring losses from operations, negative working capital (primarily as a result of the current classification of its debt with a lender for its noncompliance with certain of its debt covenants), an accumulated deficit and its limited access to capital contained in the independent auditor's report filed by Arthur Andersen LLP in connection with the Company's consolidated financial statements for the fiscal year ended August 31, 1997, the audit reports of Arthur Andersen LLP for the fiscal years ended August 31, 1997 and 1996, did not contain any adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

PROPOSAL NO. 5: PROPOSAL TO RATIFY APPOINTMENT OF INDEPENDENT PUBLIC
ACCOUNTANTS.


         The Board desires to obtain stockholders' ratification of the Board's appointment of Arthur Andersen LLP as the Company's independent public accountants to audit the financial statements of the Company for the year ending August 31, 1998. Representatives of Arthur Andersen LLP will be present at the meeting to respond to appropriate questions from stockholders and will be given the opportunity to make a statement should they desire to do so.

         The proposal will be approved if approved by the vote of a majority of the shares present in person or by proxy at the meeting, provided that the total shares present at the meeting constitute a quorum. With respect to the proposal to ratify the approval of Arthur Andersen LLP as the Company's independent accountants, all such shares will be voted FOR or AGAINST, or not voted, as specified on each proxy. If no choice is indicated, a proxy will be voted FOR the proposal to ratify the approval of Arthur Andersen LLP as the Company's independent accountants.

               THE BOARD UNANIMOUSLY RECOMMENDS THE STOCKHOLDERS
                    VOTE FOR THE ADOPTION OF THIS PROPOSAL.


                              FURTHER INFORMATION

BOARD OF DIRECTORS

         The following table sets forth certain information with respect to the nominees for director:

                                                                                                 DIRECTOR
                                                                                                 --------
            NAME                   AGE                          POSITION                          SINCE
            ----                   ---                          --------                          -----
 Eugene L. Butler                  56         President, Chief Executive Officer and               1996
                                              Chairman of the Board

 Frank J. Wall                     42         Senior Vice President of Operations and              1990
                                              Director

 John  M. Le Seelleur              47         Director                                             1996

 Rittie W. Milliman, Sr.           44         Director                                             1994

 Joe R. Nemec                      54         Director                                             1986

 John Roane                        68         Director                                             1985

 William R. Ziegler                55         Director                                             1998

 Stephen A. Webster                46         Director                                             1998

         There are no family relationships among any director listed. In connection with the Company's acquisition of Panther Oil Tools, Ltd., Mr. Le Seelleur was elected to serve as a Director of the Company. In connection with the Securities Purchase Agreement between the Company and White Owl Capital Partners and the Securities Purchase Agreement between the Company and White Owl Investors, LLC, Messrs. Ziegler and Webster were elected to serve as directors. Except for Messrs. Le Seelleur, Ziegler and Webster, there are no arrangements or understandings pursuant to which any of these persons were elected as directors. Officers are elected annually by the Board at its first meeting following the annual meeting of stockholders, each to hold office until the corresponding meeting of the Board in the next year or until his successor shall have been elected or shall have been qualified.

EUGENE L. BUTLER joined the Company in February 1996, became Executive Vice President, Chief Financial Officer and Director in April 1996, and was elected President, Chief Executive Officer and Chairman of the Board in April 1997. Since 1991, Mr. Butler has also served as Chairman of the Board and Chief Executive Officer of Intercoastal Terminal, Inc., a company engaged in operating a petrochemical storage and terminal facility. Mr. Butler has served as a director of Powell Industries, Inc. since March 1990. From 1974 through 1991, Mr. Butler served in various executive capacities for Weatherford/Enterra, Inc., a multinational energy corporation, including director, president, chief executive officer and chief operating officer. Mr. Butler received his degree in accounting from Texas A&M University in 1963, and is a Certified Public Accountant.

RITTIE W. MILLIMAN, SR. was elected a Director in August 1994. He is President of the Milliman Group, Inc., an oilfield services and equipment firm. From March 1992 to February 1996, Mr. Milliman served as the Company's Vice-President of Wireline Operations. From 1984 to 1993 he was an independent consultant and equipment supplier for wireline logging and perforating of wells.

JOE R. NEMEC has been a Director of the Company since 1986 and is an original shareholder of the Company. Since September 1995, he has served as director of Norwest Bank Texas, Alice. From 1987 through 1995 Mr. Nemec served as Secretary of the Company. Mr. Nemec is a Certified Public Accountant and has owned his own accounting practice since 1972.

JOHN ROANE has been a Director of the Company since March 1985. He has been a fishing tool supervisor for the Company since 1981 and is an original shareholder of the Company. Prior to joining the Company in 1981, Mr. Roane was a fishing tool supervisor for Wilson Downhole. His experience includes all aspects of the drilling and production of oil and gas, as a consultant and drilling superintendent.

FRANK J. WALL has served as a Director of the Company since August 1990 and an officer since 1982. Mr. Wall has 19 years of experience in the fishing tool industry and has been with the Company since 1981. Since joining the Company, Mr. Wall has served in various executive capacities and now serves as Senior Vice President of Operations.

JOHN M. LE SEELLEUR has been a Director of the Company since October 1996 and is the owner of Petresearch International, Inc., an oil exploration joint venture and farm-out advisory firm headquartered in Aberdeen, Scotland. Mr. Le Seelleur is the former chairman of Panther Oil Tools, Ltd., a wholly-owned subsidiary of the Company. Mr. Le Seelleur has over 21 years of experience in oilfield operations and management throughout the North Sea and Middle East. Mr. Le Seelleur holds a diploma in business studies from Kingston College, London.

WILLIAM R. ZIEGLER has been a partner of the law firm of Parson & Brown LLP since June 1994. Prior to that time he was a partner in the law firm of Whitman Breed Abbott & Morgan and a predecessor firm for over five years. Mr. Ziegler is a director and Vice Chairman of the Board of Falcon Drilling Company, Inc., a director and Vice Chairman of the Board of Grey Wolf, Inc., a director of Flotek Industries, Inc., and a director of Geokinetics, Inc., which provides 3-D seismic acquisition and geophysical services to the oil and gas industry.

STEVEN A. WEBSTER has been the Chairman of the Board and Chief Executive Officer of Falcon Drilling Company, Inc., a marine oil and gas drilling contractor since 1991. He serves as a director of Crown Resources Corporation, (a mining company), a director of Grey Wolf, Inc., Trust Manager of Camden Property Trust, Chairman of the Board of Carrizo Oil & Gas, Inc., an independent oil and gas exploration company, and a director of Geokinetics, Inc., which provides 3-D seismic acquisition and geophysical services to the oil and gas industry.

EXECUTIVE COMPENSATION

                           SUMMARY COMPENSATION TABLE

         The following table sets forth information with respect to the cash compensation awarded to, earned by, or paid to the Company's Chief Executive Officer and the remaining most highly compensated executive officers (the "named executive officers") of the Company whose total annual salary and bonus for the fiscal year ended August 31, 1997, was at least $100,000.

                                                                        Long-Term
                                                                       ------------
                                                                       Compensation
                                                                       ------------
                                                                          Awards
       Name and                  Annual Compensation       Other       ------------
       --------                  -------------------       Annual          Stock          All Other
  Principal Position    Year     Salary       Bonus     Compensation    Options(#)     Compensation($)
  ------------------   ------    ------       -----     ------------    ----------   ------------------
 Eugene L. Butler       1995    $     --         --            --               --             --
   Chairman of the      1996    $ 30,000         --        $3,600(1)         5,500(2)    $ 20,000(3)
   Board, Chief         1997    $128,333     $6,000        $6,800(1)         5,500(2)    $  5,320(4)
   Executive Officer
   and President

 Larry D. Armstrong(5)  1995    $ 15,185         --        $1,600(1)            --       $186,604(6)
   Chairman of the      1996    $111,538         --        $8,406(1)         5,500(2)          --
   Board, Chief         1997    $ 90,000     $8,000        $3,800(1)         5,500(2)    $ 10,000(7)
   Executive Officer
   and President

 Frank J. Wall          1995    $ 51,000         --        $7,100(1)         5,500(2)          --
   Senior Vice          1996    $ 80,039         --        $7,600(1)         5,500(2)          --
   President of         1997    $106,667     $6,500        $7,400(1)        55,500(8)    $ 10,549(9)
   Operations and
   Director

------------

(1)    Includes vehicle allowance and director's fees.

(2)    Issued pursuant to the Company's 1994 Directors' Stock Option Plan.

(3) Represents fees paid to Mr. Butler before his employment and not as an employee for consulting services for the Company.

(4) Represents the Company's contribution to Mr. Butler's 401(k) Plan account.

(5) Mr. Armstrong became President and Chief Operating Officer in June 1995 and was made Chairman of the Board, President and Chief Executive Officer in April 1996. Effective September 1, 1995, the Company entered into an employment agreement with Mr. Armstrong which provided for an annual salary of $100,000. Mr. Armstrong resigned as Chairman of the Board, President and Chief Executive Officer of the Company in April 1997.

(6) Before his employment and not as an employee and prior to his election as President, Chief Operating Officer and Director in June 1995, Mr. Armstrong personally guaranteed a promissory note of the Company in the amount of $2,500,000 and a revolving line of credit for $500,000 and performed various services for the Company in the auction sale of excess tools and equipment. Mr. Armstrong was paid for such services by the issue of 459,333 shares of the restricted Common Stock of the Company with a value at the date of grant of $186,604. The closing market price of the Company's Common Stock on June 26, 1995 was $.94.

(7)    Represents amounts paid to Mr. Armstrong for relocating.

(8) Includes 5,500 options issued pursuant to the Company's 1994 Directors' Stock Option Plan.

(9) Includes the Company's contribution to Mr. Wall's 401(k) Plan account in the amount of $2,216 and $8,333 paid for relocating.

                       OPTION GRANTS IN LAST FISCAL YEAR

   The following table provides information concerning grants of stock options by the Company to the named executive officers in fiscal 1997. The Company has not granted any stock appreciation rights.


                             INDIVIDUAL GRANTS
-------------------------------------------------------------------------------------
                                           PERCENTAGE                                  POTENTIAL REALIZABLE
                                              OF                                         VALUE AT ASSUMED
                                             TOTAL                                     ANNUAL RATES OF STOCK
                                            OPTIONS                                     PRICE APPRECIATION
                                           GRANTED TO                                   FOR THE OPTION TERM
                            OPTIONS       EMPLOYEES IN      EXERCISE PRICE EXPIRATION  -------------------
     NAME                  GRANTED (#)     FISCAL YEAR        ($/SHARE)      DATE         5%        10%
     ----                  -----------     -----------        ---------    --------    -------- ----------
Eugene L. Butler            5,500(1)           2%             $1.0938       3/12/07     $ 3,783   $  9,588

Frank J. Wall(2)            5,500(1)           2%             $1.0938       3/12/07     $ 3,783   $  9,588

Frank J. Wall(2)           50,000             15%             $  1.75      10/22/06     $55,025   $139,450

Larry D. Armstrong          5,500(1)           2%             $1.0938       3/12/07     $ 3,783   $  9,588

---------------

(1) Options were granted under the Company's 1994 Directors' Stock Option Plan and are fully exercisable.

(2) Mr. Wall received an aggregate of 17% of Total Options granted to the Company's employees in fiscal 1997.


                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES

   The following table provides information on option exercises in fiscal 1997 by the named executive officers and the value of such officers' unexercised options at August 31, 1997.

                                                              NUMBER OF UNEXERCISED        VALUE OF UNEXERCISED
                                   SHARES                         OPTIONS/SARS                 IN-THE-MONEY
                                  ACQUIRED                     AT FISCAL YEAR-END (#)       AT FISCAL YEAR-END(1)
                                 ON EXERCISE     VALUE      ---------------------------  --------------------------
NAME                                 (#)        REALIZED    EXERCISABLE   UNEXERCISABLE  EXERCISABLE  UNEXERCISABLE
----                            -------------   --------    -----------   -------------  -----------  -------------
Eugene L. Butler                     -0-          -0-         11,000          -0-           -0-          --

Frank J. Wall                        -0-          -0-         22,000       50,000          $430          --

Larry D. Armstrong                   -0-          -0-          5,500          -0-           -0-          --

-------------------


(1) The "value" of any option set forth in the table above is determined by subtracting the amount which must be paid upon exercise of the options from the market value of the underlying Common Stock as of August 31, 1997 (based on the closing sales price as reported by the NASDAQ Small Cap Market).

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         From September 1996 to October 1996, the entire Board performed the functions of the Compensation Committee. Mr. Butler and Mr. Wall are executive officers of the Company. From October 1996 through April 1997, the Compensation Committee was comprised of Mr. Van Meter, Mr. Roane and Mr. Milliman, none of whom were employed by the Company. Since April 1997, the Compensation Committee has been comprised of Mr. Roane and Mr. Milliman.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's directors, executive officers and holders of more than ten percent of the Common Stock to file with the Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. The Company believes that through the end of its fiscal year ended August 31, 1996, its officers, directors and holders of more than ten percent of the Common Stock complied with the Section 16(a) filing requirements with the following exceptions:
Gerald A. Slaughter and Shirley Meyer each filed one Form 4 late, and Frank Wall filed three Form 4s late.

         Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933, as amended, or the Exchange Act that might incorporate future filings, including this Proxy Statement, in whole or in part, the following reports and the Performance Graph shall not be incorporated by reference into any such filings.


                         COMPENSATION COMMITTEE REPORT
                           ON EXECUTIVE COMPENSATION

         During fiscal 1997, the Company had no formal compensation policies with respect to executive officers. Because there are no formal compensation policies in place, the compensation of executive officers was determined by the Compensation Committee based generally on the qualifications and prior experience of the executive officers. The following paragraphs set forth the basis of the compensation paid in fiscal 1997 to Eugene L. Butler and Larry D. Armstrong.

         In April 1997, the Board elected Eugene L. Butler as Chairman of the Board, President and Chief Executive Officer of the Company. At that time, the Board established Mr. Butler's salary at $130,000 per year for the remainder of fiscal 1997. The Board set Mr. Butler's compensation package based on the key role he was to hold within the Company and in view of competitive compensation packages offered to his peer group in the industry.

         For fiscal 1997, the Board set Mr. Armstrong's salary at $140,000 per year. The Board set Mr. Armstrong's compensation package based on the key role he was to hold within the Company and in view of competitive compensation packages offered to his peer group in the industry. Mr. Armstrong resigned from his positions with the Company in April 1997.


                             COMPENSATION COMMITTEE

                            Rittie W. Milliman, Sr.
                                   John Roane

                               PERFORMANCE GRAPH

         The following performance graph compares the performance of the Common Stock to the NASDAQ Stock Market (US Companies) and to a Peer Group of other public companies. The information was provided by Media General Services, Inc. The Peer Group Index is comprised of NASDAQ-listed companies having the three digit standard industry classification codes 7350-7359 (Miscellaneous Equipment Rental and Leasing). The graph assumes that the value of the investment in the Common Stock and each Index was 100 at August 30, 1992, and that all dividends were reinvested.


                              [Performance Graph]

MGS Total Returns Index For:        08/30/92   8/30/93    08/30/94   08/30/95   08/30/96   08/30/97
----------------------------        --------   -------    --------   --------   --------   --------
Ponder Industries, Inc.              100.00      70.69       67.24     18.97       62.07      30.17

NASDAQ Stocks (S/C 7350-7359 US
Companies)

Miscellaneous Equipment Rental       100.00     101.62     114.13     150.72     205.12      274.29
and Leasing

Nasdaq Stock Market (US              100.00     131.92     137.32     184.93     208.54      290.95
Companies)


Notes:

         A. The lines represent index levels derived from compounded daily returns that include all dividends.

         B. The indexes are reweighed daily, using the market capitalization on the previous trading day.

         C. If the monthly interval, based on the fiscal year-end, is not a trading day, the preceding trading day is used.

         D.      The index level for all series was set to $100.00 on 08/30/92.

         E. No trading activity recorded for Ponder Industries, Inc. from 01/23/93 to 01/26/93.

         F. The peer group is made up of the following securities: Aaron Rents Inc., Alrenco Inc., Bestway Inc., Cronos Group (The), Electro Rent Corp., Equity Compression Services, Globe Business Resources Inc., Matthews Studio Equip GR, McGrath Rentcorp, Ponder Industries, Inc., Rent-Way Inc., Renters Choice Inc., Thorn PLC ADR, Trans Leasing International, and Universal Hospital Services.

                             EMPLOYMENT AGREEMENTS

         The Company and Larry Armstrong entered into a four year employment agreement on September 1, 1995. Mr. Armstrong resigned as President, Chief Executive Officer and Chairman of the Board in April 1997. Under the agreement, Mr. Armstrong was to receive $100,000 per annum, and if the Company achieved certain financial criteria, stock options granting him the right to purchase up to $100,000 of Common Stock.

         The Company currently has no employment agreements with any of its employees.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         Mr. Ziegler and Mr. Webster are the only partners in White Owl Capital Partners, a general partnership ("White Owl"). The Company entered into a Securities Purchase Agreement with White Owl and others on October 15, 1997, pursuant to which the Company, for the aggregate consideration of $2,500,000, made convertible promissory notes in the amount of $2,500,000 which are convertible into 4,000,000 shares of Common Stock, and granted warrants to purchase an additional 4,000,000 shares of Common Stock. Pursuant to the terms of the agreement, White Owl received a convertible promissory note from the Company in the amount of $1,900,000, which is convertible into 3,040,000 shares of Common Stock, and warrants for the purchase of 3,040,000 share of Common Stock. On December __, 1997, the Company entered into a Securities Purchase Agreement with White Owl Investors, LLC, of which White Owl is the managing member, pursuant to which the Company issued 7,200,000 shares of Common Stock to White Owl Investors, LLC for an aggregate purchase price of $9,000,000. Pursuant to the terms of the Securities Purchase Agreements, the Company agreed to elect Messrs. Webster and Ziegler as directors of the Company, and to nominate them for reelection at the Annual Meeting.

         In September 1995, the Company acquired Armstrong Tool, Inc. from Martha Gail Armstrong, the wife of Larry D. Armstrong, who served as President, Chief Executive Officer and Chairman of the Board of the Company from April 1996 to April 1997. The consideration for the assets of Armstrong Tool, Inc. consisted of the issuance of a promissory note for $400,000 to Mr. Armstrong and the assumption by the Company of approximately $450,000 of liabilities. Upon Mr. Armstrong's resignation as President, Chief Executive Officer and Chairman of the Board, Mr. Armstrong agreed to cancel said promissory note in exchange for $275,000 shares of Common Stock, which had a fair market value at the time of issuance of $0.75 per share.




                 STOCKHOLDER PROPOSALS FOR 1998 ANNUAL MEETING

         From time to time the stockholders of the Company submit proposals which they believe should be voted upon by the stockholders. The Commission has adopted regulations which govern the inclusion of such proposals in the Company's annual proxy materials. All such proposals must be submitted to the Secretary of the Company no later than October 10, 1998 in order to be considered for inclusion in the Company's 1998 proxy materials.

               MATTERS NOT DETERMINED AT THE TIME OF SOLICITATION

         The Board is not aware of any matters to come before the meeting other than those set forth above. If any other matter should come before the meeting, then the persons named in the enclosed form of proxy will have discretionary authority to vote all proxies with respect thereto in accordance with their judgment.

                                         By Order of the Board of Directors




                                         EUGENE L. BUTLER
                                         Chairman of the Board of Directors
Houston, Texas
Dated:  January 29, 1998

                                  APPENDIX "A"


         FOURTH. The total number of shares of stock which the Corporation shall have authority to issue is 160,000,000 shares, of which 150,000,000 shares shall be common stock, $.01 par value per share, and 10,000,000 shares shall be preferred stock, $.01 par value per share. The designations, rights, preferences, privileges and voting powers of the preferred stock, and any restrictions and qualifications thereof, shall be determined by the Board of Directors.





         SIXTH. No director of the Corporation shall be liable to the Corporation or any of its stockholders for monetary damages for breach of fiduciary duty as a director; provided that this Article SIXTH shall not eliminate or limit the liability of a director of the Corporation; (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the General Corporation Law of the State of Delaware, or (iv) for any transaction from which the director derived an improper personal benefit.



         If the General Corporation Law of the State of Delaware hereafter is amended to authorize the further elimination or limitation of the liability of directors of the Corporation, then the liability of a director of the Corporation shall be limited to the fullest extent permitted by the General Corporation Law of the State of Delaware, as so amended, and such limitation of liability shall be in addition to, and not in lieu of, the limitation on the liability of a director of the Corporation provided by the provisions of this Article SIXTH.



         Any repeal or modification of this Article SIXTH shall be prospective only and shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification.

                                    PROXY


                            PONDER INDUSTRIES, INC.



            PROXY -- ANNUAL MEETING OF STOCKHOLDERS -- March 10, 1998


          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

        Please mark, sign, date and return in the enclosed envelope.


     The undersigned stockholder of Ponder Industries, Inc. (the "Company") hereby appoints Eugene L. Butler and Gerald A. Slaughter, or each of them, proxies of the undersigned with full power of substitution to vote at the Annual Meeting of Stockholders of the Company to be held on Tuesday, March 10, 1998, at 10:00 a.m., Central Standard Time, at the Holiday Inn Crowne Plaza Hotel, 2222 West Loop South, Houston, Texas, and at any adjournment thereof, the number of votes which the undersigned would be entitled to cast if personally present:


(1)      ELECTION OF DIRECTORS

            FOR      [ ]                      WITHHOLD AUTHORITY        [ ]
            all nominees listed below         to vote for all nominees
            (except as marked below)          listed below


            William R. Ziegler                Eugene L. Butler

            Frank J. Wall                     John  M. Le Seelleur

            Steven A. Webster                 Rittie W. Milliman, Sr.

            Joe R. Nemec                      John Roane



           INSTRUCTIONS:    TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL
                            NOMINEE, DRAW A LINE THROUGH OR STRIKE OUT THAT
                            NOMINEE'S NAME AS SET FORTH ABOVE.



(2) Proposal to amend the Certificate of Incorporation of the Company to increase the number of authorized shares of the Company's Common Stock from 50,000,000 shares to 150,000,000


         [ ]  FOR                    [ ]  AGAINST             [ ]  ABSTAIN

(3) Proposal to amend the Certificate of Incorporation of the Company to authorize 10,000,000 shares of Preferred Stock

         [ ]  FOR                    [ ]  AGAINST             [ ]  ABSTAIN

(4) Proposal to amend the Certificate of Incorporation of the Company to provide for the limitation of liability of the directors of the Company to the fullest extent permitted by the Delaware General Corporation Law

         [ ]  FOR                    [ ]  AGAINST             [ ]  ABSTAIN

(5) Proposal to ratify the appointment of Arthur Andersen LLP as the Company's Independent Public Accountants for the fiscal year ending August 31, 1998

         [ ]  FOR                    [ ]  AGAINST             [ ]  ABSTAIN

(6) To consider and act upon any other matter which may properly come before the meeting or any adjournment thereof;


         all as more particularly described in the Proxy Statement dated January 29, 1998, relating to such meeting, receipt of which is hereby acknowledged.



         This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR the nominees listed in Proposal 1, FOR Proposal 2, FOR Proposal 3, FOR Proposal 4 and FOR Proposal 5.



                                        --------------------------------------




                                        --------------------------------------
                                           Signature of Stockholder(s)


                                        Please sign your name exactly as it
                                        appears hereon.  Joint owners must each
                                        sign.  When signing as attorney,
                                        executor, administrator, trustee or
                                        guardian, please give your full title
                                        as it appears hereon.

                                        Dated                           , 1998.
                                             ---------------------------